OPPENHEIMER BALANCED FUND/VA

Supplement dated April 4, 2013 to the Prospectus dated April 30, 2012

This supplement amends the Oppenheimer Balanced Fund/VA (the “Fund”) prospectus (the “Prospectus”) dated April 30, 2012, and is in addition to any other supplements.

Effective as of April 30, 2013:

1.	The section titled “Principal Investment Strategies,” beginning on page 3, is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund invests in both equity and debt securities of domestic and foreign issuers in different capitalization ranges and in developed or developing countries. Under normal market conditions, the Fund invests at least 65% of its total assets in equity and debt securities that are expected to generate income. The percentages of equity and debt securities the Fund holds may vary from time to time. There is no limit on the Fund’s investments in foreign securities.

Equity Securities. In selecting equity securities, the portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

•	aims to maintain broad diversification across all major economic sectors;
•	uses quantitative models, including sector specific factors, to rank securities within each economic sector;
•	uses a fundamental approach to analyze issuers based on factors such as a company’s financial performance, competitive strength, industry position, business practices and management; and
•	considers market trends, current industry outlooks and general economic conditions.

Debt Securities. The portfolio managers look for high current yields and typically search for corporate and government debt securities that offer: attractive relative value, more income than U.S. treasury obligations, a balance of risk and return, high income potential and portfolio diversification.

The Fund’s debt securities may be rated by a nationally recognized statistical rating organization or may be unrated. The Fund can invest up to 25% of its total assets below investment grade securities, also referred to as “junk bonds,” but cannot invest more than 10% of its assets in below investment grade non-convertible securities. “Investment grade” securities are rated in one of the top four rating categories.

Derivative Securities. The Fund may also use derivative instruments to seek income or to try to manage investment risks, including: options, futures, swaps, “structured” notes, mortgage-related securities and equity-linked debt securities.

The Fund may sell securities that no longer meet the above criteria.

The Fund’s holdings may at times differ significantly from the weightings of the indices comprising its reference index (the “Reference Index”). The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Fund is not managed to be invested in the same percentages as those indices comprising the Reference Index.

2.	The section titled “Main Risks of Value Investing,” on page 4, is deleted in its entirety.

3.	The last sentence of the section titled “Asset Allocation Risk,” on page 5, is deleted in its entirety.

4.	The section titled “Portfolio Managers,” on page 6, is deleted in its entirety and replaced with the following:

Portfolio Managers. Krishna Memani and Magnus Krantz are co-portfolio managers of the Fund. Mr. Memani has been a portfolio manager of the Fund since April 2009 and Vice President of the Fund since March 2009. Mr. Krantz has been a portfolio manager of the Fund since April 2013.

5.	The second paragraph in the section titled “Equity Securities,” on page 7, is deleted in its entirety.

6.	The section titled “Value Investing,” on page 7, is deleted in its entirety.

7.	The following is added to the section titled “The Fund’s Principal Investment Strategies and Risks,” beginning on page 7:

Quantitative Models. The portfolio managers use quantitative stock selection models that are based upon many factors that measure individual securities relative to each other. Those measurements may not always identify securities that perform well in the future.

8.	The first four paragraphs of the section titled “Portfolio Managers,” on page 13, are deleted in their entirety and replaced with the following:

Portfolio Managers. Krishna Memani and Magnus Krantz are co-portfolio managers of the Fund. Mr. Memani has been a portfolio manager of the Fund since April 2009 and Vice President of the Fund since March 2009. Mr. Krantz has been a portfolio manager of the Fund since April 2013.

Mr. Memani has been President and Chief Investment Officer, Fixed Income, of the Sub-Adviser since January 2013, Director of Fixed Income of the Sub-Adviser since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Sub-Adviser since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Krantz has been a Vice President of the Sub-Adviser since May 2009 and a portfolio manager of the Sub-Adviser since November 2012. He was a sector manager for technology for the Sub-Adviser’s Main Street Investment Team since May 2009. Prior to that, he was a sector manager at Guardian Life Insurance Company since February 2006, which then transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company's acquisition of an interest in RS Investments. Mr. Krantz is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

April 4, 2013 PS0670.020